UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 25, 2026
Commission file number: 001-39898
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Driven Brands Holdings Inc.
(Exact name of Registrant as specified in its charter)
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Delaware
(State or other jurisdiction of incorporation or organization)

139898
(Commission File Number)

47-3595252
(I.R.S. Employer Identification No.)

440 South Church Street, Suite 700
Charlotte, North Carolina
(Address of principal executive offices)

28202
(Zip Code)
(704) 377-8855
(Registrant’s Telephone Number, Including Area Code)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class
Common Stock, $0.01 par value

Trading Symbol
DRVN

Name of each exchange on which registered
The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 23, 2026, the Audit Committee of the Board of Directors, after consultation with the Company’s management, concluded there were material errors in our previously issued consolidated financial statements for the fiscal year ended December 28, 2024 (“fiscal year 2024”) and the fiscal year ended December 30, 2023 (“fiscal year 2023”) contained in the Company’s Annual Report on Form 10-K for the fiscal year 2024, and in our previously issued unaudited condensed consolidated financial statements for each of the quarterly and year-to-date periods within fiscal year 2024 as well as the quarterly and year-to-date periods for the periods ended September 27, 2025, June 28, 2025 and March 29, 2025, and concluded that such financial statements should not be relied upon and required restatement (the “Restatement”). Additionally, the Report of our Independent Registered Public Accounting Firm on the financial statements and internal control over financial reporting should not be relied upon.
As of February 25, 2026, the following reflects the primary categories of errors that have been identified in connection with the preparation of the Company’s Annual Report on Form 10-K for the year ended December 27, 2025 (“fiscal year 2025”).
Lease Adjustments
Certain errors were identified relating to the completeness and accuracy of recording leases. These errors primarily impact right of use assets and right of use liabilities recorded in the consolidated balance sheet as of December 28, 2024 and September 27, 2025.
Cash Adjustments
Certain errors were identified relating to unreconciled differences for cash accounts primarily originating in fiscal years 2023 and earlier. The errors affect the opening and ending cash balances and operating cash flows in the consolidated statement of cash flows and result in overstatements of cash and revenue and understatement of selling, general and administrative expense in the consolidated statement of operations for fiscal years 2023 and 2024.
Expense Classification
During fiscal years 2023 and 2024, within operating expenses certain supply and other expenses were presented as company-operated store expenses. This error resulted in company-operated store expenses to be overstated for fiscal years 2023 and 2024 and an equal understatement of supply and other expenses in the corresponding periods. This error did not result in any change in total operating expenses.
Other Errors
In addition, other errors were identified that primarily relate to fiscal years 2023 or 2024 related to the income tax provision, supply and other revenue, fixed assets, cloud computing, lease cash application, and balance sheet and income statement misclassifications, as well as inappropriately recognized revenue in our ATI business primarily related to fiscal year 2025. The impact of these errors and the lease adjustments, cash adjustments, and expense classification described above will be reflected in the Company’s Annual Report on Form 10-K for the fiscal year 2025.
In connection with the Restatement, management has identified material weaknesses in the Company’s internal control over financial reporting resulting in the conclusion that our internal control over financial reporting and disclosure controls and procedures were not effective as of December 27, 2025. Management has taken and is taking additional steps to remediate the material weaknesses in our internal control over financial reporting. Additional details regarding the material weaknesses will be reflected in the Company’s Annual Report on Form 10-K for the fiscal year 2025.

The Company expects to file a Form 12b-25 with the SEC later today to extend by fifteen calendar days the time period in which it has to timely file its Annual Report on Form 10-K for the fiscal year 2025.
The Company’s review of the financial statements and evaluation of its internal controls over financial reporting is ongoing and the Company may identify further material errors.
The Company has discussed the foregoing matters disclosed in this Item 4.02 with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm.
Forward Looking Statements
This Current Report on Form 8-K contains a number of forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “will,” and variations of such words and similar expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the Company's plans and expectations, materiality or significance of the misstatements and adjustments presented, which are management’s best estimates as of the date hereof, the restatement’s quantitative effects, the effectiveness of the restated financial statements and any anticipated conclusions of the Company, the Audit Committee, or the Board of Directors. These forward-looking statements are not guarantees of future performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond the control of the Company.
Important factors that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the risk that additional information may arise out of the continuing review of the financial statements and the evaluation of accounting practices, the preparation of the Company’s restated financial statements or other subsequent events that would require the Company to make additional adjustments, as well as inherent limitations in internal control over financial reporting. For other risk factors affecting the Company, see “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year 2024 as well as in our other filings with the SEC.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIVEN BRANDS HOLDINGS INC.

Date: February 25, 2026	By:	/s/ Scott O’Melia
	Name:	Scott O’Melia
	Title:	Executive Vice President, Chief Legal Officer